UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2026 (April 23, 2026)
MYR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-08325	36-3158643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12121 Grant Street,		Suite 610
Thornton,	CO		80241
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:  (303) 286-8000
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYRG	The Nasdaq Stock Market, LLC
(Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
At MYR Group, Inc.'s ("MYR" or the "Company") Annual Meeting of Stockholders (the "Annual Meeting") on April 23, 2026, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s 2026 Definitive Proxy Statement, filed with the Securities and Exchange Commission on March 4, 2026. The matters voted upon at the Annual Meeting and the results of the votes were as follows:
Proposal 1. Election of Eight Director Nominees for One-Year Terms. The stockholders elected eight director nominees, Bradley T. Favreau; Kenneth M. Hartwick; Ajoy H. Karna; Jennifer E. Lowry; Donald C.I. Lucky, KC; Shirin S. O’Connor; Aurelie P. Richard and Richard S. Swartz, each to serve a one-year term expiring at the 2027 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Bradley T. Favreau	12,919,568	156,405	5,528	590,968
Kenneth M. Hartwick	12,965,471	109,544	6,486	590,968
Ajoy H. Karna	13,058,145	13,475	9,881	590,968
Jennifer E. Lowry	13,062,169	13,176	6,156	590,968
Donald C.I. Lucky, KC	12,896,792	179,142	5,567	590,968
Shirin S. O'Connor	12,933,700	136,112	11,689	590,968
Aurelie P. Richard	13,058,496	13,398	9,607	590,968
Richard S. Swartz	13,026,495	48,271	6,735	590,968
Proposal 2. Advisory Approval of the Compensation of Our Named Executive Officers. The stockholders approved, on an advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,772,638	292,375	16,488	590,968
Proposal 3. Ratification of the Appointment of Our Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,581,449	80,874	10,146	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYR GROUP INC.

Dated: April 28, 2026	By:	/s/ WILLIAM F. FRY
		Name:	William F. Fry
		Title:	Senior Vice President, Chief Legal Officer and Secretary